Exhibit 10.17


REIV     Published by the Law Institute of Victoria and       [GRAPHIC OMMITTED]
         the Real Estate Institute of Victoria Ltd,
         Estate Agents Act 1980 Form 2                        Copyright-May 1993


                         CONTRACT OF SALE OF REAL ESTATE
                            34-36 PUNT ROAD, WINDSOR

                         IMPORTANT NOTICE TO PURCHASERS

Cooling-off period                              Section 31 Sale of Land Act 1962

If none of the exceptions listed below applies to you, you may end this contract within 3 clear business days of the day that you sign the contract.

To end this contract within this time, you must either give the vendor or the vendor's agent written notice that you are ending the contract or leave the notice at the address of the vendor or the vendor's agent.

If you end the contract in this way, you are entitled to a refund of all the money you paid EXCEPT for $100 or 0.2% of the purchase price (whichever is more).

EXCEPTIONS-The 3-day cooling-off period does not apply if-

o    The price of the property (including chattels) exceeds $250,000

o You bought the property at or within 3 clear business days before or after a publicly advertised auction

o You received independent advice from a solicitor before signing the contract

o The property is used mainly for industrial or commercial purposes o The property is more than 20 hectares in size and is used mainly for farming o You previously signed a similar contract for the same property

o    You are an estate agent or a corporate body.

The conditions of this contract are contained in the attached-

                  Particulars of Sale,                        and
                  Schedule,                                   and
                  General Conditions,                         and
                  Special Conditions (if any).

The vendor sells and the purchaser buys both the property and the chattels for the price and upon the conditions set out in this contract.

The Vendor's Statement required by section 32(1) and the Sale of Land Act 1962 is attached to, and included in, this contract.

Where the signature of any party to this contract is secured by an agent, the parties acknowledge being given a copy of this contract by the agent at the time of signing.

               s/s Jonathan Herzog                                       Vendor
-----------------------------------------------------------------------
      FOR AND ON BEHALF OF I.T. TECHNOLOGY PTY LTD

              s/s  A. Goldberg                                         Purchaser
----------------------------------------------------------------------
FOR AND ON BEHALF OF GLENHUNTLY ROAD ENTERPRISES PTY LTD AND OR NOMINEES

                            GENERAL CONDITIONS ("GC")

Encumbrances

1.1 The purchaser buys the property and the chattels subject to the encumbrances shown in Item 1 of the Schedule.

1.2      If the purchaser is taking over an existing mortgage-
         (a)      the purchaser assumes liability for the mortgage
         (b) the price is satisfied to the extent of any mortgage money owing at the settlement date, and
         (c) the vendor must treat any payment made by the purchaser under the mortgage as a payment made to the vendor under this contract.

Loss of Damage Before Settlement

2.1 The vendor carries the risk of loss or damage to the property and the chattels until settlement.

2.2 The vendor must deliver the property and the chattels to the purchaser at settlement date in their present condition (fair wear and tear excepted).

2.3 If any chattel is not in its present condition (fair wear and tear excepted) at settlement, the purchaser is only entitled to compensation from the vendor.

[Finance                           DELETED

3. If a lender is nominated in the Particular of Sale this contract is subject to the lender approving the loan on the security of the property by the approval date or any later approval date allowed by the vendor. The purchaser may end the contact if the loan is not approved by the approval date only if the purchaser-
         (a)      has made immediate application for the loan
         (b) has done everything reasonable required to obtain approval of the loan
         (c)      serves written notice ending the contract on the vendor on or before 2 business days after the approval date, and
         (d)      is not in default under any other condition of this contract when the notice is give. All money must be immediately refunded to the purchaser if the contract is ended.]

[Terms Contracts                   DELETED

4. If this is a "terms contract" as defined in section 2(1) of the Sale of Land Act 1962, then
         (a) the vendor must arrange the discharge of any mortgage affection the land by the settlement date
         (b) all money payable under the contract must be paid to a duly qualified legal practitioner or a licensed estate agent to be applied toward discharge the mortgage
         (c) the purchaser must pay interest to the vendor from the settlement date up the balance outstanding at the rate, on the days, and with the adjustments set out in Item 2 of the Schedule
         (d) the vendor must apply instalments under this contract first to pay interest and then to reduce the balance owing.]

[Nominee                           DELETED

5. If the contract says that the property is sold as a named purchaser "and/or nominees" (or similar words), the named purchaser may, at least 14 days before settlement date, nominate a substitute or additional purchaser, but the named purchaser remains personally liable for the due performance of all the purchaser's obligations under this contract.]

Payment

6.1. The purchaser must pay all money (except the deposit) to the vendor, the vendor's solicitor or at the direction of the vendor.

6.2.     The purchaser must pay the deposit-
         (a) to the vendor's estate agent or, if there is no estate agent, to the vendor's solicitor, or
         (b) if the vendor directs, into a special purpose banking account specified by the vendor in the joint names of the purchaser and the vendor.

6.3. If the land sold is a lot on an unregistered plan of subdivision then the deposit-
         (a)      must not exceed 10% of the price, and

         (b)      must be paid-
                  (i) to the vendor's solicitor or estate agent to be held by the solicitor or estate agent on trust for the purchaser, or
                  (ii) if the vendor directs, into a special purpose banking account in Victoria specified by the vendor in the joint names of the purchaser and the vendor until the registration of the plan.

Breach

7. A party who breaches this contract must pay to the other party on demand-
         (a) compensation for any reasonably foreseeable loss to the other party resulting from the breach, and
         (b) any interest due under this contract as a result of the breach.

Time

8. If the time for performing any action expires on a Saturday, Sunday or bank holiday, then time is extended until the next business day.

General Conditions in Legislation

9.1 The general conditions in Table A of the Seventh Schedule of the Transfer of Land Act 1958 apply if the land is under the operation of that Act.

9.2 The general conditions in the Third Schedule of the Property Law Act 1958 apply if the land is not under the operation of the Transfer of Land Act 1958.

9.3. General Condition 9 in Table A or in the Third Schedule applies as if its second last sentence ended with the additional words, "as a resident Australian beneficial owner of the land".

Conflict Between Conditions

10.      In case of a conflict between the conditions the order of priority is--
         (a)      any special conditions in this contract
         (b)      general conditions in this contract
         (c)      general conditions in legislation.

Conditions

11. These conditions prevail over the conditions in any earlier contract and any requisitions and answers properly made and given under that contract are deemed to be requisitions and answers properly made and given under this contract.

Service

12. Any document served by post is deemed to be served on the next business day after posting unless proved otherwise.

Transfer and Settlement

13.1 The purchaser must provide the instrument of transfer required by General Condition 12 of Table A, or the assurance required by the Third Schedule (as the case may be). To the vendor or the vendor's solicitor at least 10 days prior to the settlement date.

[13.2                       DELETED
         The vendor must pay the bank fees on all bank cheques exceeding 3 that are required by the vendor for settlement.]


--------------------------------------------------------------------------------

Law Institute of Victoria Property Law Dispute Resolutions Committee Guidelines

1. The Committee has been established to decide disputes relating to property law matters. Where one party does not have a solicitor representing them, the dispute cannot be heard until that party instructs a solicitor.

2. An agreed Statement of Facts must be signed by all parties and referring solicitors and must include:

         2.1 A clear and concise statement of all the relevant agreed facts upon which the dispute is based. The Committee is unable to make any decisions unless the facts are agreed between the parties.

         2.2      A copy of all relevant documents.

         2.3 The issues, based on the agreed facts, to be decided by the Committee.

         2.4 Applications for disputes to be decided by the Committee shall include an agreement by the referring Solicitors and the parties to be bound by the Committee's decision on any question of law or practice.

3. Applications in the appropriate form must be lodged with the Secretary of the Property Law Dispute Resolution Committee C/- the Law Institute of Victoria. The Form is set out in the Conveyancing Diary or may be obtained from the Property Law Section of the Institute.

4. An administration fee of $50.00 for each referring solicitor must be paid to the Institute when the application is lodged.

5. The Committee's decision will be based upon the material contained in the Statement of Facts only. In making its decision the Committee shall act as an expert panel and not as an arbitrator.

6.       The Committee reserves the right--

         (i) to call for further and better particulars in order to make a decision.

         (ii) to refuse to decide any dispute, in which case any fees will be refunded in full.

7. The Committee's written decision will be sent to the referring solicitors within seven days of the dispute being decided.

PARTICULARS OF SALE

VENDOR'S
ESTATE AGENT                                                 Ref:
                  DX:                 Tel.:                  Fax.:

VENDOR'S          P. ROSENBAUM & ASSOCIATES, Suite 1, First Floor,
SOLICITOR         206-208 Commercial Road, Prahran  3181     Ref.: PR:99112
                  DX:                 Tel.: 9529 6622        Fax.: 9529 6627

PURCHASER'S
SOLICITOR         COLLINS & COLLINS, 20 Normanby Rd, Elwood 3184
                  DX:                 Tel.: 9525-6318        Fax.: 9531-8928

VENDOR            I.T. TECHNOLOGY PTY LTD  (A.C.N.  085 839 738)
                  34-36 Punt Road, Windsor 3181

PURCHASER         GLENHUNTLY ROAD ENTERPRISES PTY LTD OR NOMINEES of
                  SHOP 4, 378 Glenhuntly Road, Elsternwick 3185.


LAND described in Certificates of Title Volume 8200 Folio 757 and Volume 8310 Folio 066, copies of which are attached to the Vendor's Statement which is included in this Contract

PROPERTY          the land together with any improvements known as
ADDRESS           34-36 Punt Road, Windsor

CHATTELS all fixed floor coverings, partionings, electric light fittings, air conditioning unit, fire extinguishers and existing window furnishings

PRICE             $983,000.00      (plus GST)

DEPOSIT           $290,000.00      (plus GST), $140,000.00 payable on the
                                   signing hereof and $150,000.00 payable on 18
                                   February 2002

BALANCE           $693,000.00      (plus GST)


PAYMENT OF
BALANCE           The 4th day of APRIL 2002 or earlier by agreement

SETTLEMENT        is the date upon which vacant possession or, if the Property
DATE              is sold subject to leases, receipt of the rents and profits of the Property and Chattels must be provided, namely, upon acceptance of title and payment of the Price

PURCHASER'S
FINANCE (GC 3)    Not applicable

DAY OF SALE       is the date hereof, namely the 4th day of February 2002

                                    SCHEDULE

ITEM 1            Encumbrances - Any encumbrances disclosed in the Vendor's
(GC 1)                           Statement

                  Leases       - Lease to Adversignage Pty Ltd, as
                                 transferred to Prahran Signs Pty
                                 Ltd, a copy of which is attached to
                                 the Vendor's Statement which is
                                 included in this Contract

                  Mortgage Nos. - Nil.

                            SPECIAL CONDITIONS ("SC")

                  DEFINITIONS AND INTERPRETATION

         1.1      In this Contract unless the context otherwise requires:-

                  (a)   "Act" means the Sale of Land Act 1962 (Vic);

                  (b) "Business Day" means a day on which banks are open for general business in the City of Melbourne, not being a Saturday or Sunday;

                  (c) "Contract" means this Contract of Sale of Real Estate and includes the annexures and schedules to this Contract;

                  (d) "GST" and "Taxable Supply" have the meanings given in A New Tax System (Goods and Services Tax) Act 1999 (as amended);

                  (e) "Law" means any act, ordinance, regulation, by-law, order or proclamation and includes the requirements of any municipal or statutory body or government or of any permit or approval affecting the property;

                  (f) "person" includes a natural person, company, legal entity or body of persons;

                  (g) "Purchaser" means the person so described in the Particulars of Sale or in the Contract and includes the Purchaser's successors and permitted assigns;

                  (h) "Table A" means Table A of the Seventh Schedule of the Transfer of Land Act 1958;

                  (i) "Vendor" means the person so described in the Particulars of Sale or in the Contract and includes its successors and permitted assigns; and

                  (j) "Vendor's Statement" means the statement made by the Vendor pursuant to Section 32 of the Act, a copy of which is annexed to this Contract.

         1.2  INTERPRETATION

         In this Contract, unless the context otherwise requires:-

                  (a)   words importing a gender include any gender;

                  (b)   singular includes the plural and vice versa;

                  (c) a reference to a statutory enactment or regulation is a reference to such enactment or regulation as amended from time to time;

                  (d) headings are for convenience only and do not affect the construction of this Contract;

                  (e) all monetary amounts are expressed in Australian dollars; and

                  (f) this Contract is governed by and shall be construed in accordance with the laws of the State of Victoria.

         1.3  SEVERANCE

         Any provision of this Contract which is void or illegal shall be severed from this Contract but such severance shall not affect the validity and enforceability of the other provisions of this Contract.

2.       JOINT AND SEVERAL LIABILITY

         Any agreements, covenants or obligations in this Contract on the part of two or more persons binds them jointly and severally.

1.       ENTIRE AGREEMENT

         The Purchaser acknowledges:-

         (a) no information, representation or warranty by the Vendor, the Vendor's Agent or the Vendor's Solicitors was supplied or made with the intention or knowledge that it would be relied upon by the Purchaser; and

         (b) no information, representation or warranty has been relied upon; and

         (c) this Contract constitutes the entire agreement between the parties for the sale and purchase of the Property and supersedes and extinguishes all previous negotiations and agreements in relation to the transaction.

2.       ACKNOWLEDGEMENT

         The Purchaser acknowledges that prior to signing or executing this Contract or any document purporting to be legally binding in relation to the sale hereby made he received a Vendor's Statement in accordance with Section 32 of the Sale of Land Act 1962.

3.       WAIVER AND VARIATION

         A provision of or a right created under this contract cannot be:-

         (a) waived except in writing signed by the party granting the waiver; or

         (b) varied except in writing signed by or on behalf of the parties.

4.       NOTICES

         For the purposes of condition 13 of Table A, a demand, notice, document or other communication in connect with this Contract is taken to be received:-

         (a) if sent by telex, on receipt by the sender of the addressee's answerback code after transmission of the telex; or

         (b) if sent by post on the third (seventh, if posted to or from a place outside Australia) day after posting; or

         (c)   if delivered by hand, at the time of delivery; or

         (d) in the case of a facsimile, on production of a transmission report by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the addressee's facsimile number.

5.       IDENTITY OF LAND

         The Purchaser admits that the land offered for sale and inspected by him is identical with that described in the Title particulars given herein. He shall not make any requisition or claim any compensation or refuse or delay payment of the Price for any alleged misdescription or call upon the Vendor to amend Title or to bear all or any part of the costs of doing so. Condition 3 of Table A shall not apply to this Contract.

6.       RESTRICTIONS

         The Purchaser buys subject to:-

         (a) any restrictions imposed by and to the provisions of any planning scheme or planning or building controls or any planning permit or Agreement with any Responsible Authority affecting the property;

         (b)   any Law affecting the property;

         (c) any easement, covenant or other encumbrance affecting the property whether registered on the Certificate of Title or not;

         (d) any encroachment of adjoining properties affecting the property,

         and the Purchaser shall not delay settlement, make any requisition or objection nor claim any compensation from the Vendor in connection therewith.

9.       CONDITION OF PROPERTY AND CHATTELS

         9.1 The Purchaser accepts the Property and the Chattels in their condition on the Day of Sale, and must accept them in that condition (subject to fair wear and tear) at settlement.

         9.2   The Purchaser shall not:-

               (a) require the Vendor to pay all or part of the cost of ensuring that the Property and the Chattels comply with any applicable Law, are free from defect or are fit for any particular use; nor

               (b) delay settlement, make any requisition or objection or claim any compensation from the Vendor in connection with:-

                     (i) any notice or order made or any alleged non-compliance of the Property and/or the Chattels with any Law; or

                     (ii) the state of repair or condition of the Property and the Chattels.

         9.3   The Vendor makes no warranty or representation:-

               (a)   as to the condition of the Property and the Chattels;

               (b) as to the suitability or fitness of the Property and the Chattels; nor

               (c) that the Property and the Chattels comply with any applicable Law.

10.      GOODS AND SERVICES TAX

         10.1 All amounts payable by the Purchaser under this Contract are expressed on a GST exclusive basis. If GST is payable in relation to a Taxable Supply the amount payable for the Taxable Supply will be the amount specified in this Contract plus GST.

         10.2 If the Vendor becomes liable to pay GST in respect of a Taxable Supply prior to the date that all the consideration for that Taxable Supply is required to be paid by the Purchaser then the Purchaser must pay to the Vendor on demand an additional amount equal to the GST payable by the Vendor in respect of that Taxable Supply.

         10.3 At the same time as paying the Deposit to the Vendor's Agent or the Vendor's Solicitors the Purchaser must pay the proportion of the GST applicable to the Deposit, which will be held on the same terms as the Deposit. The Purchaser acknowledges that if this Contract is rescinded and the Deposit forfeited to the Vendor, the additional amount equal to one tenth of the Deposit will also be forfeited to the Vendor.

11.      FOREIGN ACQUISITION

         The Purchaser warrants that the Foreign Acquisitions and Takeovers Act 1975 does not apply to the Purchaser or to this purchase. In the event that this warranty is untrue in any respect the Purchaser indemnifies the Vendor against any loss, damage, penalty, fine and legal costs that the Vendor may incur as a result of the Vendor having relied on this warranty.

12.      DEPOSIT

         The Deposit payable by the Purchaser shall be paid to either of the Vendor's Agent (if any), or the Vendor's Solicitors, P. Rosenbaum & Associates of Suite 1, First Floor 206-208 Commercial Road, Prahran to be held in accordance with the provisions of the Sale of Land Act 1962. The Deposit may be invested by the Vendor's Solicitors in an interest bearing bank account in the joint names of the Vendor and the Purchaser until the Settlement Date as prescribed in this Contract or upon the Vendor being entitled to the release of the Deposit whichever is the earlier, and the Vendor and the Purchaser hereby authorise such investment of the Deposit by the Vendor's Solicitors. Net interest earned on the Deposit shall be paid to the Vendor unless this Contract fails to proceed due to a default on the part of the Vendor in which case net interest earned on the Deposit shall be paid to the Purchaser. Any interest earned on the Deposit shall not form part of the Price.

13.      SUBSTITUTION OF PURCHASER

         If the Purchaser shall at least one month prior to the date upon which he becomes entitled to possession:-

         (a) Pay to the Vendor or his Solicitors the sum of TWO HUNDRED DOLLARS ($200.00), and

         (b) Have the substituted Purchaser as hereinafter defined sign an acknowledgment of receipt of a Certificate pursuant to Section 32 of the Sale of Land Act as amended (which the Vendor undertakes to deliver) the Purchaser shall have the right at any time prior to the date upon which he becomes entitled to possession of the property hereby sold to substitute a person (being a corporation or otherwise) in its place as Purchaser provided that until such time as the substitution is effected the Purchaser shall remain liable to perform and observe the covenants and conditions herein on the part of the Purchaser to be performed and observed.

         Substitution shall be effected by the Purchaser delivering to the Vendor:-

         (i) An identical copy of this Contract of Sale (including a copy of the Certificate pursuant to Section 32 of the Sale of Land
               Act) save for this clause and the name of the Purchaser executed by the substituted Purchaser (with dates of payments of moneys adjusted if necessary to coincide with this Contract of Sale and the date upon which the substituted Purchaser under the substituted Contract of Sale shall become responsible for any notices or orders relating to the property hereby sold being the date of this Contract of Sale) and prepared by the Purchaser's Solicitors at the cost of the Purchaser;

         (ii) An authority from the Purchaser addressed to the Vendor and authorising the Vendor to apply the Deposit paid herein as the Deposit payable under the substituted Contract of Sale; and

         (iii) A duly executed guarantee in the form annexed hereto by the Purchaser of all the obligations of the substituted Purchaser under the substituted Contract of Sale. The Vendor shall simultaneously with payment of the purchase money deliver an identical part of the substituted Contract of Sale executed by the Vendor and this Contract of Sale shall be deemed cancelled provided that the requisitions (if any) delivered by the Purchaser to the Vendor and the answers thereto both made in pursuance of the terms of this Contract of Sale shall be deemed to be the requisitions and answers thereto respectively under the substituted Contract of Sale.

14.      REQUISITIONS

         14.1  The Purchaser has accepted title.

         14.2 The Purchaser must not deliver to the Vendor any requisitions and objections concerning title or any matter appearing in the Particulars of Sale or in the General Conditions or Special Conditions.

         14.3  The Vendor warrants to the Purchaser that:-

               (a) The Vendor is not under any disability that it knows of which would prevent it from in any way completing its obligations under this Contract;

               (b) To the Vendor's knowledge the Property is not subject to any unregistered easement, covenant or other similar restriction except for those revealed in this Contract or the Vendor's Statement or those that the Purchaser should have discovered after making the enquiries and investigations that prudent purchasers customarily make.

15.      TRANSFER OF LAND

         The Purchaser shall deliver the Transfer of Land to the Vendor's Solicitors not less than ten (10) days prior to the Settlement Date and notwithstanding anything herein contained, the Vendor shall not be obliged to effect final settlement until the expiration of ten (10) days from the date the Transfer is delivered to the Vendor's Solicitors. The Purchaser shall be deemed to have made default in payment of the residue of the purchase price as from the settlement date if the Transfer is not delivered in accordance with this Special Condition.

16.      SETTLEMENT

         16.1 Settlement shall take place no later than 3.00 p.m. on the Settlement Date failing which settlement shall be deemed to take place on the next business day.

         16.2 Settlement shall take place at the offices of the Vendor's Solicitors or at such place in Victoria as the Vendor shall direct.

17.      NO MERGER

         The provisions of this Contract shall not merge in the transfer of the land and shall continue to bind the Vendor and the Purchaser to the extent that any of them require to be complied with after the Settlement Date.

18.      GUARANTEE

         In the event that the Purchaser (or if there is more than one Purchaser any one or more of them) shall be a corporation then the Purchaser shall complete to the Vendor's satisfaction the execution by each of the Directors of the said corporation of the Guarantee annexed hereto.


19.      GST

         The vendor and purchaser agree that the property is sold as a going concern. If GST is payable, it will be paid by the purchaser.

                        GOING CONCERN SPECIAL CONDITIONS
                        --------------------------------





     S.C.1 GST


     S.C.1.1 GST DEFINITIONS


     For the purpose of this clause S.C.1:


     "GST" means GST within the meaning of the GST Act.


     "GST Act" means the A New Tax System (Goods and Services Tax) Act 1999 (as amended).


     Expressions set out in italics in this clause bear the same meaning as those expressions in the GST Act.


     S.C.1.2 SUPPLY OF A GOING CONCERN


     The purchaser and the vendor agree that this contract provides for the supply of a going concern.

     The purchaser warrants that it is registered or required to be registered.

     S.C.1.3 AMOUNTS OTHERWISE PAYABLE DO NOT INCLUDE GST

     To the extent that a party makes a taxable supply in connection with this contract, except where express provision is made to the contrary, and subject to this CLAUSE S.C.1, the consideration payable by a party under this contract represents the value of the taxable supply for which payment is to be made.

     S.C.1.4 LIABILITY TO PAY GST

     Subject to CLAUSE S.C.1.5, if a party makes a taxable supply in connection with this contract for a consideration which, under CLAUSE S.C.1.3, represents its value, then the party liable to pay for the taxable supply must also pay, at the same time and in the same manner as the value is otherwise payable, the amount of any GST payable in respect of the taxable supply and any penalties and interest applicable thereto.

     S.C.1.5 TAX INVOICE

     A party's right to payment under CLAUSE S.C.1.4 is subject to a valid tax invoice being delivered to the party liable to pay for the taxable supply.

                                    GUARANTEE
                                    ---------

We the Guarantors whose name, address and description are set out in the Schedule hereto (hereinafter called "the Guarantors") in consideration of the within-named Vendor(s) selling to the within-named Purchaser(s) at our request the property described in the within Contract for the price and upon the terms and conditions therein set forth do hereby for ourselves our respective executors and administrators jointly and severally covenant with the said Vendor(s) that if at any time default shall be made in the payment of the deposit or the residue of purchase money or interest or other moneys payable by the Purchaser(s) to the Vendor(s) under the within Contract or in the performance or observance of any term or condition of the within Contract to be performed by the Purchaser(s), we the Guarantors will pay to the Vendor(s) the whole of such deposit, residue of purchase money, interest or other moneys which shall then be due and payable to the Vendor(s) and will keep the Vendor(s) indemnified against all loss of purchase money, interest and other moneys payable under the within Contract and all losses, costs, charges and expenses whatsoever which the Vendor(s) may incur by reason of any default as aforesaid on the part of the Purchaser(s). This Guarantee shall be a continuing guarantee and shall not be released by any neglect or forbearance on the part of the Vendor(s) in enforcing payment of any of the moneys payable under the within Contract or the performance or observance of any of the agreements, obligations or conditions under the within Contract or by time being given to the Purchaser(s) for any such payment, performance or observance or by any other thing which under the law relating to sureties would but for this provision have the effect of releasing us our executors or administrators.

                                    SCHEDULE
                                    --------

GUARANTORS:

1.       Full Name:  ABRAHAM GOLDBERG

         Address: SHOP 4, 378 GLENHUNTLY ROAD, ELSTERNWICK 3185

         Occupation: ACCOUNTANT


2.       Full Name:

         Address:

         Occupation:


IN WITNESS WHEREOF the said Guarantors have hereunto set their hands and seals the 4 day of FEBRUARY 2002


SIGNED SEALED AND DELIVERED by              )
the said                                    )        [SIGNATURE]
in the presence of:        [SIGNATURE]      )

Witness:  Shannon Wells
5/49-55 wilson st.
Brighton
SIGNED SEALED AND DELIVERED by              )
the said                                    )
in the presence of:                         )
Witness: